SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): May 13, 2004
                                                  ------------------------------

                               YDI WIRELESS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-29053              04-2751645
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission file number)    (IRS employer
         incorporation)                                      identification no.)


       8000 Lee Highway, Falls Church, VA                           22042
--------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code:  (703) 205-0600
                                                    ----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     YDI Wireless, Inc. ("YDI") hereby amends the following item of its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 20, 2004 in connection with its acquisition, completed on May 13, 2004, of KarlNet, Inc. ("KarlNet") pursuant to the terms of the previously reported Agreement and Plan of Merger, dated as of May 13, 2004, among YDI, KFire Merger Corporation, KarlNet, Douglas J. Karl, and Elise L. Karl.

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

         The required financial statements of the business acquired are set forth below.



                          Independent Auditors' Report

     We have audited the accompanying balance sheets of Karlnet, Inc. as of September 30, 2003 and 2002 and the related statements of income, comprehensive income, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibly is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Karlnet, Inc. as of September 30, 2003 and 2002, and the results of its operations, cash flows and changes in shareholders' equity for the year then ended in conformity with accounting principles generally accepted in the United States of America.



                                                     /s/Hausser +Taylor LLC
                                                     Columbus, Ohio
                                                     October 30, 2003

                                  KARLNET, INC.
                                 BALANCE SHEETS


                                                                                    September 30,
                                                                                    -------------
                                 ASSETS                                        2003              2002
                                 ------                                        ----              ----
CURRENT ASSETS
  Cash (Note 1)                                                           $ 2,307,808       $ 2,540,595
  Receivables (Notes 1 and 2):  Trade, net of allowance for doubtful
     accounts of $34,539 and $248,000 in 2003 and 2002, respectively          358,717           480,750
    Royalties                                                                  93,727           636,990
    Employees                                                                    --                  65
    Taxes                                                                      95,435            90,824
  Inventories (Note 1)                                                        603,958            40,613
  Prepaid expenses and taxes                                                   50,260            54,380
                                                                          -----------       -----------
      Total current assets                                                  3,509,905         3,844,217
                                                                          -----------       -----------

PROPERTY AND EQUIPMENT (Note 1)
  Furniture and fixtures                                                       43,781            39,653
  Office equipment                                                            161,420           158,825
  Computer equipment                                                           86,981            82,820
                                                                          -----------       -----------
                                                                              292,182           281,298
  Less accumulated depreciation                                              (171,374)         (116,595)
                                                                          -----------       -----------
                                                                              120,808           164,703
                                                                          -----------       -----------
OTHER ASSETS
  Investments (Note 1)                                                         50,438               438
  Deposits                                                                     28,291             9,032
  Deferred tax asset (Notes 1 and 5)                                              460               170
                                                                          -----------       -----------
                                                                               79,189             9,640
                                                                          -----------       -----------
TOTAL ASSETS                                                              $ 3,709,902       $ 4,018,560
                                                                          ===========       ===========
                  LIABILITIES AND SHAREHOLDERS' EQUITY
                  ------------------------------------
CURRENT LIABILITIES
  Accounts payable                                                        $   130,278       $    65,938
  Accrued expenses                                                            190,711           188,935
  Accrued state and city income taxes (Note 1)                                  3,250               750
                                                                          -----------       -----------
      Total current liabilities                                               324,239           255,623
                                                                          -----------       -----------

COMMITMENTS AND CONTIGENCIES (Note 3)                                              --                --
SHAREHOLDERS' EQUITY
  Common stock - $.001 par value, 25,000,000 shares authorized,
    10,000,000 shares issued and outstanding                                   10,000            10,000
  Unrealized loss on securities available-for-sale, net of tax
   of $150 in 2003 and 2002                                                   (24,413)          (24,413)
  Additional paid in capital                                                   16,769             1,050
  Retained earnings                                                         3,383,307         3,776,300
                                                                          -----------       -----------
                                                                            3,385,663         3,762,937
                                                                          -----------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                $ 3,709,902       $ 4,018,560
                                                                          ===========       ===========

   The accompanying notes are an integral part of these financial statements.

                                  KARLNET, INC.

                              STATEMENTS OF INCOME

                     Years Ended September 30, 2003 and 2002
                     ---------------------------------------



                                                      2003              2002
                                                      ----              ----

REVENUE
  Product Sales                                   $ 3,264,168       $ 2,583,482
  Royalty income                                      577,843         2,863,384
                                                  -----------       -----------
                                                    3,842,011         5,446,866

COST OF GOODS SOLD (Note 1)                           613,917           231,353
                                                  -----------       -----------

GROSS PROFIT                                        3,228,094         5,215,513

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES        3,535,008         3,962,199
                                                  -----------       -----------

INCOME (LOSS) FROM OPERATIONS                        (306,914)        1,253,314
                                                  -----------       -----------

OTHER INCOME (EXPENSES)
  Interest income, net                                 30,217            80,498
  Miscellaneous income                                    830             2,932
  Loss on sale of property and equipment                 (705)               --
                                                  -----------       -----------
                                                       30,342            83,430
                                                  -----------       -----------

INCOME (LOSS) BEFORE INCOME TAXES                    (276,572)        1,336,744

STATE AND CITY INCOME TAX EXPENSE                       6,403                --
                                                  -----------       -----------

NET INCOME (LOSS)                                 $  (282,975)      $ 1,336,744
                                                  ===========       ===========



   The accompanying notes are an integral part of these financial statements.

                                  KARLNET, INC.

                       STATEMENTS OF COMPREHENSIVE INCOME

                     Years Ended September 30, 2003 and 2002
                     ---------------------------------------



                                                                      2003              2002
                                                                      ----              ----

Net income (loss)                                                 $  (282,975)      $ 1,336,744

Unrealized loss on securities available-for-sale, net of tax             --              (7,000)
                                                                  -----------       -----------

Comprehensive income (loss)                                       $  (282,975)      $ 1,329,744
                                                                  ===========       ===========



   The accompanying notes are an integral part of these financial statements.

                                  KARLNET, INC.

                       STATEMENTS OF SHAREHOLDERS' EQUITY

                     Years Ended September 30, 2003 and 2002
                     ---------------------------------------



                                             Unrealized
                                                Loss
                                            on Securities      Additional
                            Common           Available-         Paid in        Retained
                             Stock            For- Sale         Capital        Earnings            Total
                             -----            ---------         -------        --------            -----
BALANCE AT
SEPTEMBER 30
2001                      $    10,000      $   (17,413)      $      --        $ 5,350,043       $ 5,342,630

  Unrealized loss on
   securities
   available-
   for sale, net of
   tax                           --             (7,000)             --               --              (7,000)

  Stock options                  --               --               1,050             --               1,050

  Net income                     --               --                --          1,336,744         1,336,744
  Distributions to
   shareholders                  --               --                --         (2,910,487)       (2,910,487)
                          -----------      -----------       -----------      -----------       -----------

BALANCE AT SEPTEMBER
30, 2002                       10,000          (24,413)            1,050        3,776,300         3,762,937


  Stock options                  --               --              15,719             --              15,719

  Net loss                       --               --                --           (282,975)         (282,975)
  Distributions to
   shareholders                  --               --                --           (110,018)         (110,018)
                          -----------      -----------       -----------      -----------       -----------

BALANCE AT SEPTEMBER
30, 2003                  $    10,000      $   (24,413)      $    16,769      $ 3,383,307       $ 3,385,663
                          ===========      ===========       ===========      ===========       ===========









   The accompanying notes are an integral part of these financial statements.

                                  KARLNET, INC.

                            STATEMENTS OF CASH FLOWS

                     Years Ended September 30, 2003 and 2002
                     ---------------------------------------

                                                                              2003              2002
                                                                              ----              ----
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                                       $  (282,975)      $ 1,336,744
                                                                          -----------       -----------
  Adjustments to reconcile net income (loss) to net cash provided by
   (used in) operating activities:
    Depreciation                                                               56,026            53,634
    Provision for doubtful accounts                                          (212,627)         (202,434)
    Deferred tax                                                                 (290)              (20)
    Stock option expense                                                       15,719             1,050

    Loss on sale of property and equipment                                        705              --
    Changes in assets and liabilities:
        Trade receivable                                                      334,660           280,595
        Royalties receivable                                                  543,263           283,111
        Employees receivable                                                       65            10,658
        Taxes receivable                                                       (4,611)          (84,800)
        Inventories                                                          (563,345)          119,211
        Prepaid expenses, taxes and other assets                                4,120            (5,921)
        Deposits                                                              (19,259)             --
        Accounts payable                                                       64,340           (37,254)
        Accrued expenses                                                        1,776           (22,573)
        Accrued state and city income taxes                                     2,500           (60,250)
                                                                          -----------       -----------
              Net cash provided by (used in) operating activities             (59,933)        1,671,751
                                                                          -----------       -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property and equipment                                         (12,836)          (65,137)
  Purchases of investments held-to-maturity                                   (50,000)             --
                                                                          -----------       -----------
              Net cash used in investing activities                           (62,836)          (65,137)
                                                                          -----------       -----------
CASH FLOWS FROM FINANCING ACTIVITIES
                                                                          -----------       -----------
  Distributions to shareholders                                           $  (110,018)      $(2,910,487)
                                                                          -----------       -----------

                                                                          -----------       -----------
NET DECREASE IN CASH                                                         (232,787)       (1,303,873)
                                                                          -----------       -----------
CASH - Beginning of year                                                    2,540,595         3,844,468
                                                                          -----------       -----------
CASH - End of year                                                        $ 2,307,808       $ 2,540,595
                                                                          ===========       ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION
 Cash paid during the years for:

    Interest                                                              $      --         $        70
                                                                          ===========       ===========


SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING ACTIVITIES

The Company incurred unrealized losses on securities available-for-sale of $-0-and $7,000 for the years ended September 30, 2003 and 2002, respectively.

   The accompanying notes are an integral part of these financial statements.

                                  KARLNET, INC.

                          NOTES TO FINANCIAL STATEMENTS



Note 1. Summary of Significant Accounting Policies

     A. Organization - Karlnet, Inc. (the "Company") designs computer operating systems including writing computer code for access points, bridges, and routers; encryption; and source codes. The company assembles the hardware and loads the computer code onto its hardware for packaging and selling.

     B. Concentration of Credit Risk - Cash consists of demand deposits in one financial institution. These balances are insured by the Federal Deposit Insurance Corporation up to $100,000 per financial institution. The Company continually monitors its balances to minimize the risk of loss for these balances.

          The Company grants credit to its customers, which are varied in terms of size, geographic location, and financial strength. The Company had three major customers for the year ended September 30, 2003 and one major customer for the year ended 2002, which accounted for 38% and 13%, respectively, of its product sales, and 33% and 22% of accounts receivable - trade.

          The Company has one major customer, Proxim (formerly Agere Systems, Inc.) for the years ended September 30, 2003 and 2002, which accounted for 100% of its Royalty income and 100% of its Royalties receivable for the years ended September 30, 2003 and 2002. The Company received payment for the royalties' receivable of $93,727 and $636,990, subsequent to years ended September 30, 2003 and 2002.

     C. Accounts Receivable - The Company extends unsecured credit to customers under normal trade agreements, which require payment within 30 days. Accounts greater than 90 days past due, which amounted to $12,753 and $70,555 of net receivables for the years ended September 30, 2003 and 2002, respectively are considered delinquent.

          Management estimates an allowance for doubtful accounts, which was $34,539 and $248,000 as of September 30, 2003 and 2002, respectively. The estimate is based upon management's review of delinquent accounts and assessments of the Company's historical evidence of collections. Bad debt expense of $67,188 and $48,445 was recognized for the years ended September 30, 2003 and 2002, respectively. Bad debt recoveries totaled $78,333 and $68,234 for 2003 and 2002, respectively.

     D. Inventories - Inventories are stated at the lower of average cost or market. Inventories consist of third-party hardware which is used to run the Company's operating systems. The Company resells the hardware to customers.

     E. Property and Equipment - Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated economic useful lives of the assets. Major renewals and betterments are capitalized and depreciated; maintenance and repairs which do not improve or extend the life of the respective assets are charged to operations as incurred. Upon disposal of assets, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in other income.

     F. Investments - The Company utilizes Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which requires that debt and equity securities be classified as one of the following three categories: trading, available-for-sale, and held-to-maturity. At September 30, 2003 and 2002 the Company has investments in securities that are available-for-sale. Available-for-sale securities are reported at fair value and any unrealized gains or losses are reported as comprehensive income in accordance with SFAS 130, "Reporting Comprehensive Income". Management intends to hold these securities for longer than one year.

          During 2003, the Company purchased a 14% interest in CVD of India International, Inc. ("CVD") for $50,000. The Company's share of losses for the period the Company owned its investment during 2003 approximated $4,000. The Company is recording this asset at cost. Management does not believe that its investment is permanently impaired and therefore their investment is recorded at cost at September 30, 2003. The Company was granted a warrant to purchase 500,000 shares of CVD common stock at an exercise price of $.50 per share.

          At September 30, 2003 and 2002 the Company held the following investments:

Available-for-sale
------------------
  Speedcom Wave Wireless International, Inc.
   Cost                                                $ 25,000        $ 25,000
   Unrealized loss                                      (24,562)        (24,562)
                                                       --------        --------

   Fair market value                                        438             438
                                                       --------        --------

Cost
----
   CVD of India International, Inc.
    Cost                                                 50,000              --
                                                       --------        --------
                                                       $ 50,438        $    438
                                                       ========        ========

     G. Revenue Recognition - Product sales includes the sale of computer code and hardware. For the sale of its computer code, revenue is recognized when the customer has access to the code for the Company's various products. Additionally, the Company sells computer hardware with its products loaded at the time of shipment. Revenue is recognized upon shipment of the hardware.

     H. Cost of Goods Sold - Material purchases and the related freight are included in costs of goods sold.

     I. Research and Development - Research and development salaries and the related payroll taxes have been included in selling, general and administrative expenses. Research and development costs which consists of payroll and related benefits are expensed as incurred. Research and development expense for the years ended September 30, 2003 and 2002 totaled $1,480,824 and $1,379,294, respectively.

     J. Income Taxes - The Company has its income taxed as a small business corporation under the applicable Subchapter S Section of the Internal Revenue Code. Accordingly, the shareholders are taxed on their proportionate share of the Company's taxable income and, therefore, no provision is made for federal or certain state income taxes. The Company is responsible for city income taxes and certain state income taxes and uses a liability approach under which deferred income taxes, if significant, are provided based upon enacted tax laws and rates applicable to the periods in which the taxes become payable

          Since the Company's shareholders are obligated to pay federal and certain state taxes on the taxable portion of the Company's earnings, the Company distributes an amount adequate to meet the shareholders' tax obligations.


     K. Stock Options - The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25) and related interpretations in accounting for its employees and advisory board. Under APB 25, no compensation expense is recorded when the exercise prices of employee and advisory board stock options equals the market price of the underlying stock on the date of grant. For employee options expensed under the provisions of APB No. 25 when issued at less than fair market value, the Company expensed $10,270, net of $210 in tax for the year ended September 30, 2003. No employee options were issued at less than fair market value for the year ended September 30, 2002.

          The Company has adopted the disclosure only provisions of SFAS No. 123, "Accounting for Stock-Based Compensation". For stock based compensation other than employees, the Company utilizes the fair value method as provided for in SFAS No. 123. In electing to continue to follow APB No. 25 for expense recognition purposed, the Company is obliged to provide the expanded disclosures required under SFAS No. 123 for stock-based compensation including disclosure of pro-forma net income and earnings per share, if applicable, had compensation expense been measured under the fair value recognition provisions.

          As provided for non-public companies, the minimum value utilizes a present value calculation to determine the cost to financial statements. The Company has calculated the present value of stock options using the following assumptions as of September 30:

Weighted average option price                      $    0.1088   $    0.086
Fair market value                                  $      1.26   $     2.47
Risk-free interest rate for 5 year investment               5%           5%

          The Company's pro forma information for the years ended September 30, 2003 and 2002 provides for straight-line amortization over the vesting period and 100% of stock options are exercised.

                                           2003             2002
                                           ----             ----
Net income (loss):
  As reported                         $    (229,975)  $    1,336,744
  Pro forma under SFAS #123           $    (298,983)       1,336,224

     L. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements, and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

     M. Statement of Cash Flows - For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash.

Note 2.   Related Party Transactions

          The Company has a minority ownership interest in Speedcom Wave Wireless International, Inc., which is also a customer of the Company. Sales to this customer totaled $88,138 and $335,626 for the years ended September 30, 2003 and 2002, respectively. Amounts due from this customer totaled $28,753 and $156,912 as of September 30, 2003 and 2002, respectively and have been reserved with an allowance for doubtful accounts of $28,753 and $100,000 for a net receivable of $-0-and $56,912 for the years ended September 30, 2003 and 2002, respectively.

Note 3.   Operating Lease

          The Company conducts its operations from facilities leased under a non-cancelable operating lease which expires in 2003. A portion of the lease had an original three month term which expires December 31, 2003 and continues on a month-to-month basis. The Company renegotiated and extended the lease until January 31, 2008. Rent expense was $91,514 and $115,288 for the years ended September 30, 2003 and 2002, respectively.

          Future minimum lease payments under this lease as of September 30, 2003 are as follows assuming the month-to-month lease portion continues for the entire term, and based on square footage as of September 30, 2003:

                  2004              $   113,445

                  2005                  133,603

                  2006                  138,119

                  2007                  142,901

                  2008                   47,899
                                        -------

                                    $   575,967
                                        =======

Note 4.   Profit Sharing Plan

     The Company has established a profit sharing plan pursuant to Section 401(k) of the Internal Revenue Code (Code) covering all employees who have attained the age of 21, whereby participants may contribute a percentage of compensation, but not in excess of maximum allowed under the Code. The plan provides for a matching contribution by the Company, of a percent, if any, to be determined annually based on a percentage of employee contributions. Matching contributions were made during the years ended September 30, 2003 and 2002 in the amount of $43,775 and $41,448, respectively. The plan also provides for an annual discretionary profit sharing contribution by the Company in an amount to be determined at the end of the plan year. No profit sharing contributions were made during the years ended September 30, 2003 and 2002.

Note 5.   Common Stock Options

     The Company has issued stock options to founding members, officers, employees, its advisory board and non-employees. Prior to September 30, 2002 all options, other than the founding members, have been issued at fair market value as determined by management at the time of issuance. Management has used various factors in determining fair market value including non-binding offers, formulas based on revenues and other factors deemed appropriate. Those identified as founding members were granted stock options of $.01 per share due to their industry and product expertise and length of service with the Company.

     Subsequent to September 30, 2002, a third party completed a business valuation. This study concluded that at September 30, 2002 the fair market value was $2.47 per share of common stock. During 2003, management revised the projections used in the business valuation. At September 30, 2003, management believes $1.26 more accurately reflects the fair market value of the stock.

     Effective October 1, 2002 the Company terminated all outstanding incentive stock options and reissued at new pricing. The Company issued non-qualified stock options to all employees. The fair market value at September 30, 2003 and 2002 is $1.26 and $2.47 per share of common stock, respectively. Several long term employees were granted options at $0.95 per share. The remaining employees were issued options at $1.26 per share. All options vest over forty-two months and are exercisable for ten years.

          Founders' and Other Stock Options
          ---------------------------------

     The Company has issued stock options to employees and shareholders identified as founding members. The founders' options were granted at $.01 per common stock option, fully vested at the date of grant and are exercisable for five years.

     Additionally, the Company had issued stock options to two officers of the Company. These options were granted at $1.89 per share which was the fair market value at the date of grant. The options vested over three years and were exercisable for five years. During fiscal 2002 the officers left the Company and the options were terminated.

                            2001 Stock Incentive Plan

     Effective February 26, 2001, the Company implemented the 2001 Stock Incentive Plan ("the Plan) which authorizes the issuance of 2.5 million common stock options. The Plan provides for two types of options which are Incentive Stock Options for employees and Non-Qualified Stock Options for all other stock options. Additionally, the Plan allows for Stock Appreciation Rights to be granted either on a stand-alone basis or in conjunction with all or parts of any Stock Option granted under this Plan. Stock Awards may also be issued without intervening options.

     The option price, as provided for in the Plan, is not less than 100% of fair market value and up to 110% of fair market value for a greater than 10% shareholder. The option terms and vesting vary but in no instance will be greater than 10 years.


Non-Employee Stock Options
--------------------------

     Effective September 1, 2001, the Company granted a consultant 11,000 common stock options at $2.21 per share which vest over five years. The fair market value at the date of grant was $3.79 per share. In accordance with SFAS No. 123, the Company has recorded consulting expense of $1,030, net of tax of $20, for the year ended September 30, 2002.

     Effective October 1, 2002, the Company terminated these options and issued 20,000 common stock options at $.95 per share with the same vesting to this individual. The fair market value at the date of grant was $1.26 per share. In accordance with SFAS No. 123, the Company has recorded consulting expense of $5,135, net of tax of $105, for the year ended September 30, 2003.

     The cumulative status at September 30, 2003 and 2002 of options granted and outstanding, as well as options which become exercisable in connection with the Plan is summarized as follows:

Founders' and Other Stock Options
---------------------------------
                                                                   Weighted
                                                               Average Exercise

                                              Stock Options         Price
                                              -------------         -----
Outstanding at September 30, 2001                4,215,000       $    0.4070
  Granted                                               --                --
  Exercised                                             --                --
  Forfeited                                       (890,000)             1.89
                                                 ---------       -----------
Outstanding at September 30, 2002                3,325,000              0.01
  Granted                                        3,325,000              0.01
  Exercised                                             --                --

  Forfeited                                     (3,325,000)             0.01
                                                 ---------       -----------
Outstanding at September 30, 2003                3,325,000       $      0.01
                                                 =========       ===========

Shares exercisable at September 30, 2003         3,325,000       $    0.0100
Shares exercisable at September 30, 2002         3,325,000       $    0.0100


Incentive Stock Option Plan
---------------------------
                                                                   Weighted
                                                              Average Exercise
                                               Stock Options        Price
                                               -------------        -----
Outstanding at September 30, 2001                  507,000      $     2.745
  Granted                                               --               --
  Exercised                                             --               --
  Forfeited                                       (398,000)          (2.841)
                                                   -------       ----------
Outstanding at September 30, 2002                  109,000      $     2.396
  Granted                                          281,500            1.216
  Exercised                                             --               --
  Forfeited                                       (109,000)          (2.396)
                                                   -------       ----------
Outstanding at September 30, 2003                  281,500      $     1.216
                                                   =======      ===========

Shares exercisable at September 30, 2003           178,500      $     1.210
Shares exercisable at September 30, 2002            61,095      $     2.280


     Exercise prices for options range from $.01 to $1.26 for options outstanding at September 30, 2003 and $0.01 to $3.47 for 2002. The weighted average option price for all options outstanding at September 30, 2003 is $0.1088 with a weighted average remaining contractual life of 8.74 years.

     The exercise price for all options exercisable at September 30, 2003 is from $.01 to $1.26 and $0.01 to $2.84 at September 30, 2002.

Rider RR 15.0



         (b) Pro forma financial information.

         The required pro forma financial information is set forth below.

                  INTRODUCTION TO PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS


     On May 13, 2004, YDI acquired KarlNet, Inc. The following unaudited pro forma condensed combined financial statements present the effects of the merger between YDI and KarlNet under the purchase method of accounting. Under the purchase method of accounting, YDI is considered the acquirer and KarlNet's assets and liabilities are recorded at fair value at the time of acquisition. YDI is considered the acquirer due to its control of the combined company after the merger. Immediately prior to the merger, YDI loaned KarlNet $1.8 million. KarlNet then distributed $3 million to its shareholders. Additionally, upon closing of the merger, KarlNet stockholders received 1 million shares of YDI stock for all outstanding shares of KarlNet.

     The accompanying unaudited pro forma condensed combined balance sheet assumes that the merger took place as of March 31, 2004. The unaudited pro forma condensed combined balance sheet combines the unaudited condensed consolidated balance sheets of YDI and KarlNet as of March 31, 2004.

     The accompanying unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2004 combines the unaudited condensed consolidated statement of operations for the three months ended March 31, 2004 for YDI and KarlNet. For purposes of this unaudited pro forma condensed combined statement of operations, all transactions are assumed to have occurred as of January 1, 2004.

     YDI was created by the merger of Young Design, Inc. and Telaxis Communications Corporation on April 1, 2003. The accompanying unaudited pro forma condensed combined statement of operations for the year ended December 31, 2003 includes the results of the twelve months ended December 31, 2003 for YDI, the three months ended March 31, 2003 for Telaxis Communications Corporation and the twelve months ended September 30, 2003 for KarlNet. For purposes of this unaudited pro forma condensed combined statement of operations, the mergers of Young Design, Inc. and Telaxis Communications Corporation is assumed to have occurred as of January 1, 2003 as well as the merger of YDI and KarlNet.

     The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and are not necessarily indicative of the operating results or financial position that actually would have occurred if the merger had been consummated as of the date indicated, nor are they necessarily indicative of future operating results or financial position.

     The pro forma adjustments are based on the information available at July 21, 2004 and are subject to change based upon final allocations of the purchase price.

     These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and related notes of YDI and KarlNet included in this filing or otherwise available.

                        Pro-Forma Combined Balance Sheet
                                 March 31, 2004
                      (in thousands, except per share data)

                                                   YDI            KarlNet         Adjustments         Pro Forma
                                                   ---            -------         -----------         ---------
ASSETS
Current assets:
     Cash and cash equivalents                 $      9,817     $      1,363      $    (1,800) (3)  $       9,380
     Accounts receivable, net.                        2,855              591                -               3,446
     Refundable income taxes..                          151               21                -                 172
     Inventory................                        3,577            1,047                -               4,624
     Assets held for sale.....                          768                -                -                 768
     Prepaid expenses.........                          240               38                -                 278
                                               ------------     ------------      ------------      --------------
                                                     17,408            3,060           (1,800)             18,668
         Total current assets.

Property and equipment, net...                        1,728              198                -               1,926

Other assets:
     Goodwill.................                            -                -              811  (2)            811
     Investment securities -
     available-for-sale.......                        1,738                -                -               1,738
     Intangible assets, net...                          433               50            2,255  (1)          2,738
     Deposits.................                           35               10                -                  45
                                               ------------     ------------      ------------      --------------
     Total other assets.......                        2,206               60            3,066               5,332
                                               ------------     ------------      ------------      --------------
         Total assets.........                 $     21,342     $      3,318      $     1,266       $      25,926
                                               ============     ============      ============      ==============


LIABILITIES AND SHAREHOLDERS EQUITY
Current liabilities:
     Accounts payable and accrued expenses     $      3,512     $        314      $         -       $       3,826
     Current maturities of notes payable..              194                -                -                 194
                                               ------------     ------------      ------------      --------------
         Total current liabilities........            3,706              314                -               4,020


Long term liabilities

     Notes payable, net of current
     maturities...............                        1,255                -                -               1,255
                                               ------------     ------------      ------------      --------------
         Total liabilities....                        4,961              314                -               5,275


Stockholders' equity:
     Preferred stock..........                            -                -
     Common stock.............                          143               10                -  (4)            153

     Additional paid in capital...........            6,369               16            4,244  (5)         10,629
     Retained earnings........                        8,926            2,978           (2,978) (6)          8,926
     Net unrealized gain/(loss) on
     available-for-sale securities                      943                -                -                 943
                                               ------------     ------------      ------------      --------------
         Total stockholders' equity.......           16,381            3,004            1,266              20,651
                                               ------------     ------------      ------------      --------------

         Total liabilities and
         shareholders' equity                  $     21,342     $      3,318      $     1,266       $      25,926
                                               ============     ============      ============      ==============

                   Pro-forma Combined Statement of Operations
                    For the Three Months Ended March 31, 2004
                    (in thousands, except for per share data)

                                        YDI            KarlNet       Adjustments          Pro Forma
                                        ---            -------       -----------          ---------

Revenue...................          $     6,017       $   1,144       $      (50)   (7)  $     7,111
Cost of goods sold........                3,551             313              (50)   (8)        3,964
                                                                             150
                                    -----------       ---------       ----------         -----------

Gross profit (loss).......                2,466             831             (150)              3,147
                                    -----------       ---------       ----------         -----------


Operating expense:
   Selling expense........                  440             102                -                 542
   General and administrative             1,727             446                -               2,173
   Research and development                 492             514                -               1,006
                                    -----------       ---------       ----------         -----------

     Total operating expenses             2,659           1,062                -              3,721
                                    -----------       ---------       ----------         -----------


Operating income (loss)...                 (193)           (231)            (150)              (574)
                                    -----------       ---------       ----------         -----------

Other income (expenses):
   Interest income........                   24               4                -                 28
   Interest expense.......                  (29)              -                -               (29)
   Other income...........                  503              16                -                519
                                    -----------       ---------       ----------         -----------
     Total other income...                  498              20                -                518
                                    -----------       ---------       ----------         -----------

Income (loss) from continuing
   operations.............                  305            (211)            (150)               (56)
                                    -----------       ---------       ----------         -----------

Weighted average shares -
basic and diluted.........            14,234,405      1,000,000                           15,234,405

Earnings (loss) per share -
basic and diluted..........          $      0.02                                          $     0.00

                   Pro-forma Combined Statement of Operations
                               For the Year Ended
                    (in thousands, except for per share data)



                                                    Telaxis
                                                    -------
                                                    for the
                                                    -------
                                                     three
                                                     -----
                                                      months
                                                      ------
                                        YDI           ended     KarlNet
                                      12/31/03       3/31/03    9/30/03        Adjustments           Pro Forma
                                      --------       -------    -------        -----------           ---------

Revenue...................          $    27,241    $      5     $     3,842   $        (200)  (10)  $     30,888
Cost of goods sold........               15,714           403           614            (200)  (11)        17,131
                                                                                        600   (12)
                                    -----------    ----------    ----------    ------------         ------------

Gross profit (loss).......               11,527          (398)        3,228            (600)              13,757
                                    -----------    ----------    ----------    ------------         ------------


Operating expense:
   Selling expense........                2,204             -             -               -                2,204
   General and administrative             7,090         1,310         3,535               -               11,935
   Research and development               1,704           663             -               -                2,367
                                    -----------    ----------    ----------    ------------         ------------

     Total operating expenses            10,998         1,973         3,535               -               16,506
                                    -----------    ----------    ----------    ------------         ------------

Operating income (loss)...                  529        (2,371)        (307)            (600)              (2,749)
                                    -----------    ---------    ----------    -------------         ------------

Other income (expenses):
   Interest income........                  128            93            30               -                 251
   Interest expense.......                 (149)          (42)            -               -               (191)
   Other income...........                   53             -             -               -                  53
                                    -----------    ----------    ----------    ------------         ------------
     Total other income...                   32            51            30               -                  113
                                    -----------    ----------    ----------    ------------         ------------

Income (loss) from continuing
   operations.............                  561        (2,320)         (277)           (600)              (2,636)
                                    -----------    ----------    ----------    ------------         ------------

Weighted average shares - basic      12,570,845                  1,000,000                            13,570,845

Weighted average shares -
diluted...................           12,840,969                  1,000,000                            13,840,969

Earnings per share - basic          $      0.37                                                     $       0.11

Earnings per share - diluted        $      0.36                                                     $       0.10


  Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

1.   Basis of Pro Forma Presentation

     On May 13, 2004, YDI completed its acquisition of KarlNet, Inc. ("KarlNet"). Immediately prior to the acquisition, YDI loaned $1.8 million to KarlNet and KarlNet distributed $3.0 million to its shareholders. In exchange for all the KarlNet shares outstanding YDI issued 1,000,000 of YDI stock to the KarlNet shareholders. No warrants or options were assumed by YDI. Upon acquisition of KarlNet, the $1.8 million loan became an intercompany loan which is eliminated in consolidation.

2.   Purchase Price

     The purchase price of consists of the $1.8 million loaned to KarlNet immediately prior to the acquisition and 1,000,000 shares of YDI stock. The shares were valued at $4.27 each which was the average share price from May 12 - 14, 2004. The definitive acquisition agreement was signed and the acquisition was completed on May 13, 2004.

                                                    $ '000
                            Cash............................         1,800
                            YDI stock.......................         4,270
                                                                    ------
                            Total consideration.............         6,070
                                                                    ======

     The preliminary purchase price allocation is based on the March 31, 2004 KarlNet Balance Sheet. The final purchase price allocation will be based on the fair market value of KarlNet's Balance Sheet as of May 13, 2004.

                                                                    $ '000
                            Cash............................         1,363
                            Accounts receivable, net........           591
                            Inventory.......................         1,047
                            Property and equipment..........           198
                            Other assets....................            69
                            Identifiable intangible assets..         2,305
                            Goodwill........................           811
                            Liabilities.....................          (314)
                                                                     -------
                            Total consideration.............         6,070
                                                                     =======

     The amount allocated to identifiable intangible assets was determined by an independent appraisal using established valuation techniques in the high-technology communications industry.

     For the purpose of these unaudited pro forma condensed combined consolidated financial statements, goodwill originating from the acquisition of KarlNet has not been amortized in accordance with the guidance contained in the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standard No. 142 (SFAS 142) "Goodwill and other Intangible Assets". Other intangible assets are being amortized over their useful life, after they are placed in service.

                                     $ '000
     Goodwill......................     811  Not amortizable
     Software in development.......      80  Amortizable after placed in service
     Customer relationships........   1,000  4 years
     Developed software............   1,225  4 years

3.   Pro Forma Presentation

Balance Sheet
-------------


       (all amounts in thousands)         Historical Cost at     Fair Market Value             Adjustments
                                          -------------------    ------------------            -----------
                                                3/31/04              at 3/31/04
Cash.................................     $             1,363    $             1,363          $            -
Accounts receivable, net.............                     591                    591                       -
Inventory............................                   1,047                  1,047                       -
Property and equipment...............                     198                    198                       -
Other assets.........................                      69                     69                       -
Identifiable intangible assets.......                      50                  2,305     (1)           2,255
Goodwill.............................                       -                    811     (2)             811
Liabilities..........................                   (314)                  (314)                       -
Intercompany loan....................                       -                (1,800)     (3)         (1,800)
Common stock.........................                    (10)                   (10)     (4)               -
Additional paid in capital...........                    (16)                (4,260)     (5)         (4,244)
Retained earnings....................     $           (2,978)    $                 -     (6)  $        2,978

1)   Identifiable intangible assets - to record assets with no historical cost
2)   Goodwill - to record excess of purchase price over net historical cost
3) Intercompany loan - to record YDI loan to KarlNet, recorded as a reduction in cash as part of the purchase price
4) Common stock - to eliminate historical common stock amounts and record the issuance of YDI stock
5) Additional paid in capital - to eliminate historical additional paid in capital amounts and record the issuance of YDI stock.
6)   Retained earnings - to eliminate historical retained earnings


Statement of Operations
-----------------------
For the three months ended March 31, 2004
-----------------------------------------
                                   Adjustments
                                   -----------

    KarlNet
     (7)      Revenue (eliminating intercompany sales)..................................$ (50)
     (8)      Cost of goods sold (eliminating intercompany purchases)...................  (50)
     (9)      Cost of goods sold (intangible amortization on intangibles acquired) .....  150
                                                                                        -----
                                                                                        $(150)
                                                                                        =====



For the year ended December 31, 2003
------------------------------------
                                   Adjustments
                                   -----------
     KarlNet

     (10)      Revenue (eliminating intercompany sales).................................$(200)
     (11)      Cost of goods sold (eliminating intercompany purchases).................. (200)
     (12)      Cost of goods sold (amortization on intangibles acquired) ...............  600
                                                                                        -----
                                                                                        $ 600
                                                                                        =====

     (c) Exhibits

     See Exhibit Index.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     YDI WIRELESS, INC.



Dated:  July 27, 2004                                By: /s/ Patrick L. Milton
                                                         -----------------------
                                                         Patrick L. Milton
                                                         Chief Financial Officer

                                  EXHIBIT INDEX


         Number                               Title
         ------                               -----

         23.1            Consent of Hauser + Taylor LLC, dated July 27, 2004.